Greenfield Online, Inc. Fourth Quarter and Full Year 2007 Business and Financial Overview

Safe Harbor Statement Cautionary Note Regarding Forward Looking Statements. Certain statements in this presentation and in oral remarks in relation to this presentation, constitute forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. These statements include, without limitation, discussion concerning our ability to expand Ciao comparison shopping into the United States, the effect expanding Ciao comparison shopping may have on our financial performance in 2008, statements regarding the factors driving revenue growth in the European Ciao comparison shopping segment, our ability to build shareholder value, our ability to accelerate the expansion of our presence in Asia, our ability to implement our UPS technology in Europe, its ability to provide operational, structural and organizational benefits in the future, the pricing environment for Internet survey solutions, statements regarding panel acquisition costs and panelist incentives at Ciao Surveys, the potential outcome of legal claims against the company, our gross margins, our operating leverage, and our ability to lower SG&A expenses as a percentage of revenue, comparison shopping growth sales, selling, general and administrative costs as a percentage of revenue, future panel build expenses in Europe, our ability to drive profitable revenue growth in the future, as well as predictions and guidance relating to the Company's future financial performance and customer demand for Internet survey solutions and comparison shopping services, sales bookings, bid volume, and backlog. In some cases, you can identify forward-looking statements by terminology such as, "may", "should", "expects", "plans", "anticipates", "feel", "believes", "estimates", "predicts", "potential", "continue", "consider", "possibility", or the negative of these terms or other comparable terminology. We have based these forward-looking statements largely on our current expectations and projections about future events and financial trends that we believe may affect our financial condition, results of operations, business strategy and financial needs but they involve a number of risks and uncertainties that could cause actual results to differ materially from those in the forward looking statements. Such risks and uncertainties include, without limitation, risks related to our ability to expand Ciao comparison shopping into the United States, our ability to develop and deploy new technologies, our client satisfaction levels, our ability to build and maintain the size and demographic composition of our panels, our panelists' responsiveness to our surveys, our customers acceptance and continued use of our Real Time Sampling technique, our ability to accurately predict future revenue, our ability to manage pricing pressure in North America and Europe, our reliance on our largest customers, the growing competitiveness of our marketplace and our ability to compete therein, our ability to manage or accelerate our growth and international expansion, including the ability to develop new panels, risks related to foreign currency exchange rate fluctuations, our ability to successfully integrate the businesses we have recently acquired or may acquire in the future, our online business model, demand for our products and services, the seasonality of demand for our Internet survey solutions and comparison shopping services, the outcome of legal proceedings pending against the company, the strength of our brand and other risks detailed in the "Risk Factors" section of our most recent Annual Report on Form 10-K and each subsequent Quarterly Report on Form 10-Q that we file with the Securities and Exchange Commission available at www.sec.gov and under the Investor Relations section of our corporate website at www.greenfield.com. You are urged to consider these factors carefully in evaluating the forward- looking statements herein and are cautioned not to place undue reliance on such forward-looking statements, which are qualified in their entirety by this cautionary statement. The forward-looking statements made herein speak only as of the date of this press release and the Company undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

Agenda Introductions Company Overview Key Initiatives for 2008 The Comparison Shopping Business The Internet Survey Solutions Business Financial Performance Q&A

Introductions Albert Angrisani, President and Chief Executive Officer Joined SRVY 9/05. Led SRVY turnaround that resulted in the creation of more than $250 million of shareholder value. Previously, Pres/COO of Harris Interactive, Inc. (2002 - 2004), (Nasdaq: HPOL), a leading Internet MR company and parent of The Harris Poll(tm). Prior to Harris, Angrisani was Pres/CEO of Total Research Corporation (1999 - 2002), (Nasdaq: TOTL), which he merged with Harris. Founded privately held turnaround management services firm Angrisani Partners LLC (1994 - 1999. Prior to that he was Managing Director of Princeton, NJ based TFG, Inc. (1993 - 1994), a retail and transportation industry turnaround group, and Managing Director with Arthur D. Little, Inc. out of Cambridge, MA (1989 - 1993), including the role as ADL's specialist to the Federal Office of Thrift Supervision in Washington, DC and the 1990 Savings and Loan industry "bailout". Angrisani served in President Reagan's Administration as the United States Assistant Secretary of Labor and Chief of Staff (1980 - 1984). Prior to serving in the Federal Government, Angrisani was a VP of Chase Manhattan Bank, in New York, (1972 - 1980). Angrisani received a BA from Washington and Lee University in 1971, an APC in Accounting from New York University and an MBA in Finance from Fairleigh Dickinson University. Bob Bies, Executive Vice President and Chief Financial Officer Joined SRVY in 1999. Bies is an entrepreneurial finance executive with 24+ years of progressive experience. Since 1997, Bob has raised over $220M of private and public equity and debt funding. As SRVY's CFO, Bob helped guide the company's metamorphosis from a small venture-backed online custom research business to a publicly-traded interactive media and services company with >$120M in revenue, $34M in EBITDA. Bies oversaw the M&A process during 2005, in which five companies were successfully merged over six months. Bies directs SRVY's Sarbanes-Oxley compliance, IR and its world-class finance team. From 1996 to 1999, Bies worked for venture-backed ERP software and services firm The Janis Group, Inc. as CFO, Sec'y and Treasurer, managing through very rapid change and growth ($45M to $100M in revenues in two years). From 1990 to 1996, Bies worked for Bionaire, Inc. a public environmental-air-products company where he began as Controller for Bionaire USA, and was rapidly promoted to SVP and GM, where he headed up sales, marketing, finance and distribution for the $40M division. From 1988 to 1990, Bies worked for Faberge/Elizabeth Arden as Controller, and led a post-merger integration team and helped prepare the company for sale to Unilever. From 1984 to 1988, Bob worked as a senior auditor Deloitte Touche in New York , NY with clients such as Merrill Lynch, Kidder Peabody and Faberge/Elizabeth Arden. Bies earned a B.S. summa cum laude from Long Island University (1982) and an M.B.A. with distinction from Hofstra University (1984) . He is a CPA licensed in New York (1986).

Introductions Keith Price, Executive Vice President Global Survey Solutions Joined SRVY in 1999 as Vice President, Sales to build the company's data collection division, FieldSource. In 2000, Price developed and executed strategic sales initiative to convert Greenfield Online from a full service market research company to ultimately become the leading North American online data services and sample provider. Member of the executive team responsible for the sale of Greenfield Online's custom consulting business to Taylor Nelson Sofres in 2002. Played key role in developing and implementing the sales, marketing and service strategies that drove data survey business revenue growth from a few million in 2000 to $44 million in 2004 enabling the company to complete a successful IPO and a secondary offering ( Nasdaq: SRVY). In 2005 Keith led sales integration efforts related to three acquisitions. In 2006, Price was promoted SVP North American Sales and Operations, adding operations, which today comprises more than 300 people. In partnership the CEO, Price's focus on executing high quality sales and service delivery helped drive the 2006- 07 turnaround in North America. In November 2007 Keith promoted to EVP Global Survey Solutions. In this role he is responsible for global sales, operations and marketing. He has significant research experience in sampling, data collection, and research methodologies and has worked with a broad base of clients in the technology sector, the packaged goods industry, media measurement, full-service and public opinion research companies. Prior to joining Greenfield Online, Keith spent five years with Survey Sampling, Inc. Keith is a graduate of Providence College, with a B.S. in Finance.

Company Overview Greenfield Online (Nasdaq: SRVY) is an interactive media and services company. Two distinct but complementary businesses: Comparison Shopping Solutions (CSS) Through our Ciao comparison shopping portals we gather unique and valuable user-generated content in the form of product and merchant reviews. Visitors to our Ciao portals use these reviews to help make purchasing decisions and we derive revenue from this Internet traffic via e-commerce, merchant referrals, click-throughs, and advertising sales. Most visited* comparison shopping site in Europe Launched in the US in February 2008 - www.ciao.com Internet Survey Solutions (ISS) Through our Greenfield Online and Ciao Surveys websites and affiliate networks, we collect, organize and sell consumer opinions in the form of survey responses to marketing research companies and companies worldwide. Market leading global ISS provider Leadership driven by quality, investment in technology and global reach 700+ employees worldwide, in 10 countries, across 3 continents *According to Nielsen/Net Ratings as of December 2007 data

Key Initiatives for 2008 *Based on aggregate visitor data for Germany, France, Italy, Spain and the UK from Nielsen/Net Ratings December 2007 2006 was the year of the turnaround 2007 was the year of demonstrating strong organic growth, reestablishing global ISS leadership and solidifying European CSS leadership*. Record revenues. Record profits. 2008 is the year of making risk-managed, structural investments to expand the geographic and product footprint of both our businesses. Key 2008 Initiatives: Launch Ciao USA Accelerate our investment and expansion into Asia in 2008 Make other targeted investments in our ISS business to drive growth and improve profitability Utilize our cash position and cash generation capability to invest in CapEx that drives automation in our ISS business Focus primarily on organic growth, but consider opportunistic acquisitions to accelerate growth for both businesses

The Comparison Shopping Solutions Business (CSS)

CSS Business Model Millions of Written User Reviews Active Community Visitors Potential Buyers T R A F F I C Clicks to our Customers +1,700 Merchants Buyers Price and Product Comparison Competitive Advantages High value original content 4+ million product and merchants reviews Community focus, not click and go +1,700 merchants

CSS Positioning and Strategy Captured significant market share to become the most visited* comparison shopping site in Europe Consistently ranked among top 4 sites in every country in which we operate Launched Ciao US in 2008! Key Drivers High quality user-generated shopping content attracts consumers Consumer interaction is an important trust factor for online buyers Broad range of product offerings is required to address the 'crowd' Coverage of high quality product and merchant information is essential for increasing click-to-buy conversion Forrester predicts European e-commerce market will grow at a 21% CAGR from 2006 to 2011. eMarketer predicts European e-commerce market to grow at 25% rate, tripling by 2011 to $400 billion.** *Data according to Nielsen/Net Ratings as of December 2007. **Sources: Forrester Research, June 2006; eMarketer, July 2007.

How Do Merchants, Advertisers and Consumers Benefit from CSS? For Merchants: The Ciao Merchant Partner Program assists online merchants who wish to partner with Ciao to help expose their business to informed consumers who are ready to buy. Ciao currently partners with a premier list of more than 1,700 merchants across Europe. For Advertisers: Ciao delivers to advertisers a rich, high quality environment in which to maximize their marketing efforts and increase brand visibility, while guiding consumers to the best consumer goods, services and prices available. For Consumers: With more than 4 million product reviews - including both text and video product reviews -- the Ciao comparison shopping portals provide an unparalleled depth of comparison shopping content and information to consumers. In addition, the fun, community aspect of the portals creates a positive, viral environment that fuels referrals to friends and associates.

CSS Market Leadership: Most Visitors in Major European Markets: Germany, France, the UK, Italy, Spain 1/1/2006 2/1/2006 3/1/2006 4/1/2006 5/1/2006 6/1/2006 7/1/2006 8/1/2006 9/1/2006 10/1/2006 11/1/2006 12/1/2006 1/1/2007 2/1/2007 3/1/2007 4/1/2007 5/1/2007 6/1/2007 7/1/2007 8/1/2007 9/1/2007 10/1/2007 11/1/2007 12/1/2007 Ciao 11720 10226 11598 10732 11889 11002 11813 13284 13311 12456 15082 15038 14799 13788 16254 16091 20149 18203 17068 16738 17189 18588 19923 20806 Yahoo Shopping (Kelkoo) 15294 13363 14274 12822 13516 11578 11009 10722 10177 10659 12419 12239 11482 9768 10421 9755 9624 8603 8984 9363 9446 9470 11413 11047 Source: Nielsen/Net Ratings (Data in the Aggregate for all Countries Listed) as of Dec. 2007 Competitive Position #1-Germany #2-France #1-Italy #1-Spain #3-The UK 20,806 visitors

CSS: European merchant growth



1,800
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0
825
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890
970
1,090
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Q1-2006
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Q3-2006
Q4-2006
Q1-2007
Q2-2007
Q3-2007
Q4-2007
Ciao Total Merchants

13

Ciao US -- The Product Modified shopping community platform Product information exchange by user-generated content Consumer reviews Recommendation lists Video reviews More to come Migrated European shopping platform page 15 page 15 Ciao US building blocks Attract users to register on the site Simplified registration Low entry barriers Explain high value for consumers

16 .. Rate Products Mark as: Product I Own Mark as: Product I Like/Dislike Write Reviews Create Lists Publish Videos Compare Prices

ciao! The Consumer Community
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18 .. How are you? Last time I saw you ... Nadine_33 Apple Wireless keyboard Apple TV Apple iPod Classic 80 GB/black Canon Rebel XTI TVR Cerbera 4.5 Red Hot Chili Peppers - Californication My products Daniel_K I like these products I like photographing. So if anyone is interested - let me know. Members' exposure Member homepage Member's wall "Products I like or own" "Products I recommend" My friends

19 .. Similar minded people Daniel_K Bernadette_1978 You and Bernadette_1978 like the same products: I like photographing. So if anyone is interested - let me know. My friends My circle of trust Similar minded people Unconfirmed friends Contacts to confirm Networking opportunities Find similar minded people Get in contact

20 .. Bernadette_1978's products Apple TV Apple iPod Classic 80 GB/black Canon Rebel XTI TVR Cerbera 4.5 Red Hot Chili Peppers - Blood Sugar Sex Magik I like these products Canon Rebel XTI Expand your network See other people's interests and preferences Self exposure provides high-quality information

21 .. You can write on Bernadette_1978's Ciao wall here: Encourage communication among users Exchange knowledge about products and merchants Rate others comments and content

The Internet Survey Solutions (ISS)

ISS Collects Opinion Data via the Internet Product in development; end user needs market intelligence Marketing research firm designs study for client SRVY targets the needed sample and collects data Marketing research firm performs & delivers analysis End user makes business decision Greenfield Online market research process Survey Programming Reporting Data Collection & Validation Invite Survey Takers & Gather Responses Greenfield Online Internet survey solution

Proprietary Technology Enables Us to Optimize and Monetize the Flow of Survey Respondents One global survey execution platform worldwide Optimizes survey response rates and delivers high quality completed surveys Matches the right respondent to the right survey at the right time Real-Time Sampling in US, and just launched in Canada and the UK 5,000 Custom MR Firms Worldwide End Clients, Ad Agencies, PR Agencies Proprietary Technology UPS, PAM, DSS T R A F F I C Real-Time Sampling(tm) Global Panels Certified Partner Network

ISS Positioning and Strategy Capturing market share from the competition due to: High quality data and services at the best possible price Global reach - one stop shopping across the globe Technology and Automation One global survey execution platform - UPS/PAM Multiple points of respondent access - no supply constraint Proprietary panels in more than 20 countries Real-Time Sampling(tm) capability - now extending to Europe Premier Partner Network Text2Express Mobile Surveys Trends we are benefiting from Continued migration to online Insatiable demand for respondent data Quality is more important than price Asia is growing in importance as a market End clients buying direct

ISS Growth and Investment Opportunities Asia Exceeded expectations in 2007, delivering strong profitability against an essentially breakeven plan Will accelerate investment and expansion efforts into Asia in 2008 B2B Exceeded expectations in 2007 This market segment remains a top growth opportunity in the US Automation Invest in CapEx that drives higher levels of automation in ISS We believe it improves customer relationships and helps drive increased operating leverage Continue with UPS roll out in Europe - expect 100% of European production on UPS by end of Q2.

Bob Bies, Executive Vice President and Chief Financial Officer Financial Performance

Fourth Quarter 2007 $ Thousands QoQ Growth Q4-2007 Q4-2006 Total Company Net Revenues 30.2% $38,393 $29,482 Operating Income 17.3% 6,054 5,160 Net Income 29.7% 4,559 3,516 Fully Diluted Earnings Per Share 30.8% $0.17 $0.13 Net Cash Provided by Operating Activities -27.2% $5,535 $7,604 Non-GAAP Adjusted EBITDA Ex-Restructuring and One-Time Charges* 30.4% $11,300 $8,668 Non-GAAP Operating Free Cash Flow** -58.8% $2,421 $5,882 *Non-GAAP Adjusted EBITDA-Ex-Restructuring and One-Time Charges is reconciled to GAAP net income in the section entitled "About Non-GAAP Financial Measures" in the company's fourth quarter 2007 press release issued February 7, 2008. **Non-GAAP Operating Free Cash Flow is reconciled to GAAP net cash provided by operating activities in the section entitled "About Non-GAAP Financial Measures" in the company's fourth quarter 2007 press release issued February 7, 2008.

Full Year 2007 Financial Performance $ Thousands Full Year 2007 Full Year 2006 Total Net Revenues $129,013 $100,342 Increase over 2006 28.6% Gross Profit 96,300 76,256 Gross Profit Margin 74.6% 76.0% Non-GAAP Adjusted EBITDA Ex-Restructuring and One-Time Charges* $35,244 $27,872 Non-GAAP Operating Free Cash Flow** $12,469 $18,511 *Non-GAAP Adjusted EBITDA-Ex Restructuring and One-Time Charges is reconciled to GAAP net income in the section entitled "About Non-GAAP Financial Measures" in the company's fourth quarter 2007 press release issued February 7, 2008. **Non-GAAP Operating Free Cash Flow is reconciled to GAAP net cash provided by operating activities in the section entitled "About Non-GAAP Financial Measures" in the company's fourth quarter 2007 press release issued February 7, 2008.

4Q and FY 2007 Segment Performance Third Party Net Revenue FY2006 FY2007 NA ISS 60.3 70.4 Euro ISS 20.2 24.4 CSS 19.8 34.2 Total 100.3 129 Q4-2006 Q4-2007 NA ISS 16.6 19.7 Euro ISS 5.8 7 CSS 7.1 11.7 Total 29.5 38.4

4Q and FY 2007 Segment Performance Segment Operating Income - Excluding Inter-company Charges FY2006 FY2007 NA ISS 20.9 22.1 Euro ISS 3.1 2.1 CSS 11.4 17.9 Total 35.4 42.5 Q4-2006 Q4-2007 NA ISS 6.3 6.7 Euro ISS 1 1.1 CSS 4 5.8 Total 11.3 13.7

Annual Revenue Growth 2002 2003 2004 2005 2006 2007 2008 ISS 14886 25868 44428 80572 80505 94847 102690 CSS 8607 19837 34166 45300 $89,179 $100,342 $129,013 Midpoint of Management Guidance Range Provided on February 7, 2008 $148,000

Annual Adjusted EBITDA (Excluding All Charges) 2002 2003 2004 2005 2006 2007 2008 Adjusted EBITDA (Excluding All Charges) 155 4375 10289 21809 27872 35244 40700 Midpoint of Management Guidance Range Provided on February 7, 2008

Annual Cash Provided by Operations $ Thousands 2002 2003 2004 2005 2006 2007 2008E Operating Free Cash Flow 139 3746 2869 18374 18187 12469 20000 Capital Spending 558 305 2404 5474 4923 10362 10000

Full Year Guidance for 2008 As Provided on February 7, 2008 Delivered on February 7, 2008 Total Revenue $143 to $153 million Gross Margins 74% to 75% Non-GAAP Adjusted EBITDA 27% to 28% Depreciation and Amortization $13.7 - $14.2 million Expected Charges related to Stock Based Compensation $2.7 - $3.5 million Effective Tax Rate 29% to 31%

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